                                                                    EXHIBIT 10.1

                               WARRANT AGREEMENT

     AGREEMENT, made as of the 1st day of May, 2000, by and between PHOTOELECTRON CORPORATION (the "Company") and KSH STRATEGIC INVESTMENT FUND I, LP (the "Warrant Holder").

                                  WITNESSETH:

     WHEREAS, the Warrant Holder agreed to lend the Company up to a maximum principal sum of $500,000 (the "Bridge Loan"), without interest, against receipt of the proceeds of the May 1, 2000 private placement of up to $10,500,000 of 10% convertible preferred debentures (the "Private Placement"); and

     WHEREAS, pursuant to the Bridge Loan commitment between the Company and the Warrant Holder, the Company agreed to issue to the Warrant Holder, as consideration for making the Bridge Loan commitment, 11,000 warrants to purchase the Company's common stock, par value $.01 ("Common Stock") each warrant entitling the Warrant Holder to purchase one (1) share of the Company's Common Stock (the "Warrants"); and

     WHEREAS, the Warrants are issuable as of May 1, 2000 and are exercisable at any time for five (5) years from June 30, 2000, the date of the final closing of the Private Placement (the "Warrant Expiration Date") at an exercise price equal to $4.00 per share of Common Stock; and

     WHEREAS, the Company desires to set forth the terms and conditions relating to the issuance, registration, transfer, exchange and redemption of the Warrants, the issuance of certificates representing the Warrants, substantially in the form of Warrant Certificate annexed as Exhibit A hereto, with such changes therein as shall be applicable to the particular Warrant, the exercise of the Warrants, and the rights of the holder or holders thereof.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the certificates representing the Warrants and the respective rights and obligations thereunder of the Company and the Warrant Holder, the parties hereto agree as follows:

     1. Definitions. As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

     (a) "Common Stock" shall mean the common stock of the Company which at the date hereof consists of 20,000,000 authorized shares, $ 0.01 par value, and shall also include any capital stock of any class of the Company thereafter authorized which shall not be limited to a fixed sum or percentage in respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company; provided, however, that the shares issuable upon exercise of the Warrants shall include (i) only shares of such class designated in the Company's Certificate of Incorporation as

Common Stock on the date of the original issue of the Warrants, or (ii) in the case of any reclassification, change, consolidation, merger, sale or conveyance of the character referred to in Section 8(b) hereof, the stock, securities or property provided for in such section; or (iii) in the case of any reclassification or change in the outstanding shares of Common Stock issuable upon exercise of the Warrants as a result of a subdivision or combination or a change in par value, or from par value to no par value, or from no par value to par value, such shares of Common Stock as so reclassified or changed.

     (b) "Corporate Office" shall mean the office of the Company at which at any particular time its principal business shall be administered, which office is located at the date hereof at 5 Forbes Road, Lexington, MA 02421.

     (c) "Exercise Date" shall mean, as to any Warrant, the date on which the Company shall have received both (i) the Warrant Certificate representing such Warrant, with the exercise form thereon duly executed by the Registered Holder (as defined below) thereof or his attorney duly authorized in writing, and (ii) payment in cash, or by official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the applicable Exercise Price (as defined below).

     (d) "Initial Warrant Exercise Date" shall mean, with respect to each Warrant, the date of original issuance thereof in accordance with the provisions hereof.

     (e) "Exercise Price," with respect to a Warrant issued on any date, shall mean the Exercise Price to be paid upon exercise of such Warrant in accordance with the terms hereof, which price shall be $4.00 per share of Common Stock.

     (f) "Registered Holder" shall mean as to any Warrant and as of any particular date, the person in whose name the certificate representing the Warrant shall be registered on that date on the books maintained by the Company pursuant to Section 6.

     (g) "Warrant Expiration Date" shall mean, with respect to the Warrants, 5:00 P. M. (Eastern Standard Time) on the fifth anniversary of the date of the final closing of the Private Placement; provided that if any such date shall in the Commonwealth of Massachusetts be a holiday or a day on which banks are authorized or required to close, then in lieu thereof 5:00 P.M. (Eastern Standard Time) on the next following day which in the Commonwealth of Massachusetts is not a holiday or a day on which banks are authorized or required to close. Upon thirty (30) days' written notice to all warrant holders, the Company shall have the right to extend the Warrant Expiration Date.

     (h) "Warrant Shares" shall have the meaning ascribed thereto in Section
2(a).

     2.   Warrants and Issuance of Warrant Certificates.

     (a) A Warrant initially shall entitle the Registered Holder of the Warrant to purchase the number of shares of Common Stock issuable upon the exercise thereof (sometimes referred to as the "Warrant Shares"), in accordance with the terms hereof and thereof, subject to modification and adjustment as provided in
Section 8.

     (b) The warrant certificates ("Warrant Certificates"), substantially in the form of Exhibit A hereto, shall be issued and delivered by the Company to KSH Strategic Investment Fund I, LP, as of May 1, 2000, representing 11,000 Warrants as provided in the second WHEREAS clause at the head of this Agreement.

     (c) From time to time, up to the applicable Warrant Expiration Date, the Company shall or shall cause its transfer agent to countersign and deliver stock certificates in required whole number denominations representing the shares of Common Stock issuable, subject to adjustment as described herein, upon the exercise of Warrants in accordance with this Agreement.

     (d) From time to time, up to the applicable Warrant Expiration Date, the Company shall countersign and deliver Warrant Certificates in required whole number denominations to the persons entitled thereto in connection with any transfer or exchange permitted under this Agreement; provided that no Warrant Certificates shall be issued except (i) those initially issued hereunder, (ii) those issued on or after the applicable Initial Warrant Exercise Date, upon the exercise of fewer than all Warrants represented by any Warrant Certificate, to evidence any unexercised Warrants held by the exercising Registered Holder,
(iii) those issued upon any transfer or exchange pursuant to Section 6; (iv) those issued in replacement of lost, stolen, destroyed or mutilated Warrant Certificates pursuant to Section 7; and (v) those issued at the option of the Company, in such form as may be approved by the its Board of Directors, to reflect any adjustment or change made pursuant to Section 8 hereof in the Exercise Price or the number of shares of Common Stock purchasable upon exercise of the Warrants.

     3.   Form and Execution of Warrant Certificates.

     (a) The Warrant Certificates shall be substantially in the form of Exhibit A, which is annexed hereto and made a part hereof, and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation, or to conform to usage or to the requirements of Section 2(b). The Warrant Certificates shall be dated the date of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen or destroyed Warrant Certificates) and issued in registered form.

     (b) Warrant Certificates shall be executed on behalf of the Company by its President or by its Chief Financial Officer by manual signatures.


     4.  Exercise.

     Each Warrant may be exercised by the Registered Holder thereof at any time on or after the Initial Warrant Exercise Date, but not after the Warrant Expiration Date, upon the terms and subject to the conditions set forth herein and in the applicable Warrant Certificate. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date and the person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the holder of those securities upon the exercise of the Warrant as of the close of business on the Exercise Date. Promptly following, and in any event within three (3) business days after the date of such exercise, the Company shall cause to be issued and delivered to the person or persons entitled to receive the same, a certificate or certificates for the securities deliverable upon such exercise (plus a certificate for any remaining unexercised Warrants of the Registered Holder).


     5.   Reservation of Shares, Listing Payment of Taxes, etc.

     (a) The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall, at the time of delivery, be duly and validly issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge) and that upon issuance such shares shall be listed on each national securities exchange or eligible for inclusion in each automated quotation system, if any, on which the other shares of outstanding Common Stock of the Company are then listed or eligible for inclusion.

     (b) The Company shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of Warrants, or the issuance, or delivery of any shares upon exercise of the Warrants; provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate representing any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

     6.   Exchange and Registration of Transfer.

     (a) Warrant Certificates may be exchanged for other Warrant Certificates representing an equal aggregate number of Warrants of the same class or may be transferred in whole or in part to an officer, director, employee, agent or partner of the Warrant Holder; provided, however, that such officer, director, employee, agent or partner of the Warrant Holder is an accredited investor and such transfer is otherwise in compliance with all applicable Federal and state securities laws. Warrant Certificates to be exchanged shall be surrendered to the Company at its Corporate Office, and upon satisfaction of the terms and provisions hereof, the Company shall execute, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the exchange shall be entitled to receive. The Registered Holder shall pay all transfer taxes, if any, for any transfer of Warrant Certificates.

     (b) The Company shall keep at its office books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and the transfer thereof in accordance with its regular practice. Upon due presentment for registration of transfer of any Warrant Certificate at such office, the Company shall execute, issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates of like kind and tenor representing an equal aggregate number of Warrants.

     (c) With respect to all Warrant Certificates presented for registration or transfer, or for exchange or exercise, the assignment or subscription form attached thereto shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company, duly executed by the Registered Holder or his attorney-in-fact duly authorized in writing.

     (d) All Warrant Certificates surrendered for exercise or for exchange in case of mutilated Warrant Certificates shall be promptly canceled by the Company and thereafter retained by the Company until termination of this Agreement.

     (e) Prior to due presentment for registration of transfer thereof, the Company may deem and treat the Registered Holder of any Warrant Certificate as the absolute owner thereof and of each Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

     7. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it of the ownership of and loss, theft, destruction or mutilation of any Warrant Certificate and (in case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, the Company shall execute (in the absence of notice to the Company that the Warrant Certificate has been transferred pursuant to the terms of Section 6(a) hereof) and deliver to the Registered Holder in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants. Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

     8. Adjustment of Exercise Price and Number of Shares of Common Stock or Warrants.

     (a) In the event the Company shall, at any time or from time to time after the date hereof, issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares, then, and thereafter upon each further such stock dividend, subdivision or combination, the Exercise Price with respect to each Warrant in effect immediately prior to such stock dividend, subdivision or combination shall be proportionately adjusted.

     Upon each adjustment of the Exercise Price with respect to a Warrant pursuant to this Section 8, the total number of shares of Common Stock purchasable upon the exercise of such Warrant shall (subject to the provisions contained in Section 8(b) hereof) be such number of shares (calculated to the nearest tenth) purchasable at the Exercise Price in effect immediately prior to such adjustment multiplied by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such adjustment and the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

     (b) In case of any reclassification, capital reorganization or other similar change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other similar change of outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as, or substantially as, an entirety (other than a sale leaseback, mortgage or other financing transaction), the Company shall cause effective provision to be made so that each holder of a Warrant then outstanding shall have the right thereafter, by exercising such Warrant, to purchase the kind and number of shares of stock or other securities or property (including cash) receivable upon such reclassification, capital reorganization or other similar change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of such Warrant immediately prior to such reclassification, capital reorganization or other similar change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
8. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof the successor (if other than the Company) resulting from such consolidation or merger or the corporation purchasing assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Company, the obligation to deliver to the holder of each Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holders may be entitled to purchase and the other obligations under this Agreement. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and other similar changes of outstanding shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

     (c) Irrespective of any adjustments or changes in the Exercise Price or the number of shares of Common Stock purchasable upon exercise of the Warrants, the Warrant Certificates theretofore issued shall, unless the Company shall exercise its option to issue new Warrant Certificates pursuant to Section 2(d)(v) hereof, continue to express the Exercise Price per share and the number of shares purchasable thereunder as the Exercise Price per share and the number of shares purchasable were expressed in the Warrant Certificates when the same were originally issued.

     (d) After each adjustment of the Exercise Price for any Warrant pursuant to this Section 8, the Company will promptly prepare a certificate signed by the President or a Vice President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Exercise Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of such Warrant after such adjustment, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly cause a brief summary thereof to be sent by ordinary first class mail to each Registered Holder of Warrants at his last address as it shall appear on the registry books of the Company. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof. The affidavit of the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     (e) No adjustment of the Exercise Price shall be made unless such adjustment would require an increase or decrease of at least $.10 in such price; provided that any adjustments which by reason of this Section 8(e) are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment(s) so carried forward, shall require an increase or decrease of at least $.10 in the Exercise Price then in effect hereunder.

     (f) Any determination as to whether an adjustment in the Exercise Price in effect hereunder is required pursuant to Section 8, or as to the amount of any such adjustment, if required, shall be binding upon the holders of the Warrants and the Company if made in good faith by the Board of Directors of the Company.

     (g) If and whenever the Company shall contemplate the grant to all the holders of Common Stock, as such, rights or warrants to subscribe for or to purchase, or any options for the purchase of, Common Stock or securities convertible into or exchangeable for or carrying a right, warrant or option to purchase Common Stock, the Company shall give each Registered Holder notice of such contemplated grant at the same time it gives the holders of its Common Stock notice of such grant, but in any event not later that 10 days prior to the record date for such grant. No Registered Holder shall be entitled to such rights, warrants or options unless, prior to the record date for such transaction, such Registered Holder shall have exercised its Warrant and shall have become a holder of Common Stock. Any Registered Holder that does exercise its Warrant prior to such record date shall be entitled to receive such rights, warrants or options that are attributable to the number of shares of Common Stock held by such Registered Holder.

     9.   Private Placement.

       The Warrants and the Warrant Shares have not been registered under the Securities Act. Upon exercise, in part or in whole, of this Warrant, certificates representing the Warrant Shares shall bear the following legend:

  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

     10.   Registration Rights.

       Warrant Shares are entitled to the registration rights set forth in the Registration Rights Agreement dated May 1, 2000 between the Company and the Warrant Holder.

     11.  Fractional Warrants and Fractional Shares.

     If the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 8 hereof, the Company nevertheless shall not be required to issue fractions of shares, upon exercise of the Warrants or otherwise, or to distribute certificates that evidence fractional shares. In such event, the Company may at its option elect to round up the number of shares to which the Holder is entitled to the nearest whole share or to pay cash in respect of fractional shares in accordance with the following: With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the average closing bid price per share of Common Stock, as reported on the American Stock Exchange, on the five (5) trading days immediately preceding the Exercise Date.

     12. Warrant Holders Not Deemed Stockholders. No holder of Warrants shall, as such, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of such Warrants for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the holder of Warrants, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such Holder shall have exercised such Warrants and been issued shares of Common Stock in accordance with the provisions hereof.

     13. Rights of Action. All rights of action with respect to this Agreement are vested in the respective Registered Holders of the Warrants and their successors and assigns, and any Registered Holder of a Warrant or of the holder of any other Warrant, or any successor or assign thereof, may, in his own behalf and for his own benefit, enforce against the Company his right to exercise his Warrants for the purchase of shares of Common Stock in the manner provided in the Warrant Certificate and this Agreement.

     14. Agreement of Warrant Holders. Every holder of a Warrant, by his acceptance thereof, consents and agrees with the Company, and every other holder of a Warrant that:

     (a) The Warrants are transferable only on the registry books of the Company by the Registered Holder thereof in person or by his attorney-in-fact duly authorized in writing and only if the Warrant Certificates representing such Warrants are surrendered at the office of the Company, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Company in its discretion, together with payment of any applicable transfer taxes; and

     (b) The Company may deem and treat the Registered Holder as the absolute, true and lawful owner of the Warrants represented thereby for all purposes, and the Company shall not be affected by any notice or knowledge to the contrary.

     15. Cancellation of Warrant Certificates. If the Company shall purchase or acquire any Warrant, the Warrant Certificate or Warrant Certificates evidencing the same shall thereupon be delivered to the Company and canceled by it and retired. The Company shall also cancel any Warrant Certificates following exercise of any of the Warrants Certificates represented thereby or delivered to it for transfer, split up, combination or exchange.

     16. Modification of Agreement. This Agreement shall not be modified, supplemented or altered in any respect except with the consent in writing of the Company and the Warrant Holder, other than such changes as are specifically prescribed by this Agreement as originally executed or are made in compliance with applicable law.

     17. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class registered or certified mail, postage prepaid as follows: if to the Registered Holder of a Warrant Certificate, at the address of such holder as shown on the registry books maintained by the Company; if to the Company, 5 Forbes Road, Lexington, MA 02421 or such other address as the Company may specify.

     18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without reference to principles of conflicts of laws.

     19. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Registered Holders, and their respective successors and assigns, and the holders from time to time of Warrant Certificates. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

     20. Termination. This Agreement shall terminate at the close of business on the later of (i) the Warrant Expiration Date, or (ii) the latest day the Company shall be required to keep a registration statement current under Section 10 hereof.

     21. Counterparts. This Agreement may be executed in several counterparts, which taken together shall constitute a single document.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                PHOTOELECTRON CORPORATION

                                By: /s/ Euan S. Thomson
                                  -----------------------------------
                                  Name:  Euan S. Thomson
                                  Title: President and Chief Executive
                                         Officer



                                KSH STRATEGIC INVESTMENT FUND I, LP

                                By: /s/ Cary Sucoff
                                  -----------------------------------
                                  Name:  Cary Sucoff
                                  Title: Managing Partner

                                   EXHIBIT A

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.



                          FORM OF WARRANT CERTIFICATE(1)


No. ____
                                                        Right to Purchase ______
                                                          Shares of Common Stock
                                                         (Subject to Adjustment)

                WARRANT CERTIFICATE FOR PURCHASE OF COMMON STOCK

                           PHOTOELECTRON CORPORATION

                              This Certifies That

     FOR VALUE RECEIVED _______________________________________ or registered assigns (the "Registered Holder") is the owner of the number of Common Stock Purchase Warrants ("Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and non-assessable share of Common Stock, $.01 par value ("Common Stock"), of PHOTOELECTRON CORPORATION, a Massachusetts corporation (the "Company"), at any time between the Initial Exercise Date (as herein defined) and the Expiration Date (as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form attached hereto duly executed, at the corporate office of the Company, accompanied by payment of $4.00 per share of common stock, subject to adjustment from time to time pursuant to the terms and provisions of Section 8 of the Warrant Agreement in lawful money of the United States of America in cash or by official bank or certified check made payable to the Company.

     This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the

---------------------
(1) The blanks in the form of warrant certificate shall be completed in the actual Warrant Certificates in accordance with the terms and provisions of the Warrant Agreement.

"Warrant Agreement") made as of the 1st day of May, 2000 by and between the Company and the Registered Holder. Terms not defined herein shall have the meanings assigned to them in the Warrant Agreement.

     In the event of certain contingencies provided for in the Warrant Agreement, the Exercise Price and/or the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modifications or adjustment.

     Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common Stock will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

     The term "Initial Exercise Date" shall mean as of the date hereof.

     The term "Expiration Date" shall mean 5:00 p.m. (Eastern Standard time) on (see footnote 1), 2005. If such date shall in The Commonwealth of Massachusetts be a holiday or a day on which banks are authorized or required to close, then the Expiration Date shall mean 5:00 p.m. (Eastern Standard time) the next following day which in the Commonwealth of Massachusetts is not a holiday or a day on which banks are authorized or required to close.

     This Warrant Certificate shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without reference to principles of conflicts of laws.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by its officer thereunto duly authorized.

                                PHOTOELECTRON CORPORATION

                                By:_____________________________________
                                  Name:
                                  Title:

       Date:_________________________________

                               SUBSCRIPTION FORM

    (To Be Executed by the Registered Holder in Order to Exercise Warrants)

                           __________________________

     Date:______________________


          The Undersigned hereby elects irrevocably to exercise the within Warrant and to purchase ____________ Shares of Common Stock of Photoelectron Corporation and hereby makes payment of $_____________________ (at the rate of $4.00 per share) in payment of the Exercise Price pursuant thereto. Please issue the shares as to which this Warrant is exercised in accordance with the instructions given below.

                                       OR

          The Undersigned hereby elects irrevocably to exercise the within Purchase Option and to purchase ___________ Shares of Common Stock of Photoelectron Corporation by surrender of the unexercised portion of the within Warrant. Please issue the Common Stock comprising the Warrant in accordance with the instructions given below.


                                           ______________________________
                                           Signature


                                           ______________________________
                                           Signature Guaranteed


                  INSTRUCTIONS FOR REGISTRATION OF SECURITIES

Name_________________________________________________________________________

                            (Print in Block Letters)

Address_______________________________________________________________________


     NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

                                   ASSIGNMENT

     (To Be Executed by the Registered Holder in Order to Assign Warrants)

                          ___________________________

     FOR VALUE RECEIVED, the Undersigned Registered Holder hereby sells, assigns and transfers unto

                   __________________________________________
                                 (insert name)

whose taxpayer identification or other identifying number is:
____________________ and whose address is:

                   __________________________________________

                   __________________________________________

                   __________________________________________

                   __________________________________________
                         (please print or type address)

the following number of the Warrants represented by this Warrant Certificate:
___________________, and hereby irrevocably constitutes and appoints
___________________ Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

                          ___________________________
                                     (Date)

                          ___________________________
                                  (Signature)